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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported): May 19, 2003

                   The Hartford Financial Services Group, Inc.

             (Exact name of registrant as specified in its charter)

          Delaware                      0-19277                13-3317783
-----------------------------  --------------------------  --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
         of incorporation)                                  Identification No.)


                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                        Hartford, Connecticut 06115-1900
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (860) 547-5000
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are filed with reference to and hereby incorporated by reference into (i) the Registration Statement on Form S-3 (File No. 333-103915), as amended, of The Hartford Financial Services Group, Inc. (the "Company") and Hartford Capital IV, Hartford Capital V and Hartford Capital VI (the "Trusts" and, together with the Company, the "Registrants"), filed with the Securities and Exchange Commission on March 19, 2003 and amended on April 10, 2003 and (ii) the Registration Statement on Form S-3 (File No. 333-105392) of the Registrants, filed with the Securities and Exchange Commission on May 19, 2003 pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

         (c) Exhibits

         Exhibit 1.1       Underwriting Agreement General Terms and
                           Conditions, dated May 19, 2003, including the Pricing Agreement, dated May 19, 2003 (Common Stock of the Company).

         Exhibit 1.2       Underwriting Agreement General Terms and
                           Conditions, dated May 19, 2003, including the Pricing Agreement, dated May 19, 2003 (Debt Securities of the Company).

         Exhibit 1.3       Underwriting Agreement General Terms and
                           Conditions, dated May 19, 2003, including the Pricing Agreement, dated May 19, 2003 (Equity Units of the Company).

         Exhibit 4.1 Supplemental Indenture No. 3, dated as of May 23, 2003, to the Senior Indenture, dated as of October 20, 1995, between ITT Hartford Group, Inc. and The Chase Manhattan Bank (National Association) as Trustee, between the Company and JPMorgan Chase Bank, as Trustee.

         Exhibit 4.2 Purchase Contract Agreement, dated as of May 23, 2003, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.

         Exhibit 4.3 Pledge Agreement, dated as of May 23, 2003, between the Company and JPMorgan Chase Bank, as Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent.

         Exhibit 4.4 Remarketing Agreement, dated as of May 23, 2003, between the Company, Goldman, Sachs & Co., as the Remarketing Agent and JPMorgan Chase Bank, as Purchase Contract Agent.

         Exhibit 5.1 Opinion of Debevoise & Plimpton (Common Stock of the Company).

         Exhibit 5.2 Opinion of Debevoise & Plimpton (Debt Securities of the Company).

         Exhibit 5.3 Opinion of Debevoise & Plimpton (Equity Units of the Company).

         Exhibit 23.1 Consent of Debevoise & Plimpton (included in Exhibits 5.1, 5.2 and 5.3).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 The Hartford Financial Services Group, Inc.



 Date:    May 30, 2003           By:   /s/ Neal S. Wolin
                                       ----------------------------------
                                       Name:   Neal S. Wolin
                                       Title:  Executive Vice President
                                               and General Counsel


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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         ------------      -------------------------------------------------

         Exhibit 1.1       Underwriting Agreement General Terms and
                           Conditions, dated May 19, 2003, including the Pricing Agreement, dated May 19, 2003 (Common Stock of the Company).

         Exhibit 1.2       Underwriting Agreement General Terms and
                           Conditions, dated May 19, 2003, including the Pricing Agreement, dated May 19, 2003 (Debt Securities of the Company).

         Exhibit 1.3       Underwriting Agreement General Terms and
                           Conditions, dated May 19, 2003, including the Pricing Agreement, dated May 19, 2003 (Equity Units of the Company).

         Exhibit 4.1 Supplemental Indenture No. 3, dated as of May 23, 2003, to the Senior Indenture, dated as of October 20, 1995, between ITT Hartford Group, Inc. and The Chase Manhattan Bank (National Association) as Trustee, between the Company and JPMorgan Chase Bank, as Trustee.

         Exhibit 4.2 Purchase Contract Agreement, dated as of May 23, 2003, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.

         Exhibit 4.3 Pledge Agreement, dated as of May 23, 2003, between the Company and JPMorgan Chase Bank, as Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent.

         Exhibit 4.4 Remarketing Agreement, dated as of May 23, 2003, between the Company, Goldman, Sachs & Co., as the Remarketing Agent and JPMorgan Chase Bank, as Purchase Contract Agent.

         Exhibit 5.1 Opinion of Debevoise & Plimpton (Common Stock of the Company).

         Exhibit 5.2 Opinion of Debevoise & Plimpton (Debt Securities of the Company).

         Exhibit 5.3 Opinion of Debevoise & Plimpton (Equity Units of the Company).

         Exhibit 23.1 Consent of Debevoise & Plimpton (included in Exhibits 5.1, 5.2 and 5.3).